UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):December 24, 2009

ONCOGENEX PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	033-80623	95-4343413
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1522 217th Place S.E.

Bothell, Washington 98021

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:(425) 686-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)   Effective December 24, 2009, each of the Company’s three executive officers were awarded short term incentives in the form of cash bonuses under the Company’s Short Term Incentive Awards Program, in the amounts set forth below:

Name	Cash Bonus Amount
Scott Cormack	CDN $138,000
Steve Anderson	CDN $52,500
Cindy Jacobs	U.S. $108,000

The Company anticipates paying the foregoing awards on or about December 31, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONCOGENEX PHARMACEUTICALS, INC.
(Registrant)
Date: December 29, 2009
	By:	/s/ Stephen Anderson
Name: Stephen Anderson
Title: Chief Financial Officer and Secretary